RESTATED CERTIFICATE OF
                                   INCORPORATION
                                        OF
                               JERSEY CENTRAL POWER
                                  & LIGHT COMPANY

















                               Dated:  May 26, 1982
                         Filed and Recorded:  May 27, 1982







                                         1



                              RESTATED CERTIFICATE OF
                                 INCORPORATION OF
                              JERSEY CENTRAL POWER &
                                   LIGHT COMPANY


        WHEREAS, pursuant to N.J.S.A. 14A:9-5, a corporation may restate and integrate in a single certificate the provisions of its certificate of incorporation as theretofore amended, including any provisions effected by a merger or consolidation; and

        WHEREAS,  provided  the  restated  certificate   does  not  include  any
  substantive   amendments  to   the  original   Certificate  of   Incorporation
  theretofore amended, it may be adopted by the Board of Directors; and

        WHEREAS, the original Certificate of Incorporation of Jersey Central Power & Light Company is dated March 24, 1925, was filed and recorded in the office of the New Jersey Secretary of State on March 27, 1925, and subsequently has been amended on many occasions since its original adoption; and

        WHEREAS, Jersey Central Power & Light Company has succeeded to the privileges, powers, and franchises, of a public as well as of a private nature, of each of certain previously merged and consolidated corporations, namely, the Central Jersey Power & Light Company, City Gas Light Company, Consolidated Gas Company of New Jersey, Jersey Central Power & Light Company, Lakewood and Coast Electric Company, Monmouth Lighting Company, Shore Lighting Company, Toms River Electric Company, Tri-County Electric Company, The Coast Gas Company, The Lakewood Gas Company, The Shore Gas Company, Cape Island Gas Company, Boonton Gas Light and Improvement Company, Ocean Gas Company, New Jersey Gas and Electric Company, Cape May Gas Company, Red Bank Gas Light Company, Agincourt Land Corporation, Yards Creek Pumped Storage Power Company, and New Jersey Power & Light Company.

        WHEREAS, the Board of Directors of Jersey Central Power & Light Company have determined to adopt this Restated Certificate of Incorporation by a resolution adopted on May 20, 1982.

  Now, therefore, Jersey Central Power & Light Company hereby restates its Certificate of Incorporation to read in full as follows:

                                    ARTICLE I.

        The name of this corporation is Jersey Central Power & Light Company (hereinafter referred to as the "Company") which shall have and possess all the rights, franchises, privileges, powers, immunities and capacities which were or had been granted to or conferred upon or possessed or enjoyed by certain corporations previously merged with the Company under and by virtue of any of the laws of the State of New Jersey.







                                         2




                                    ARTICLE II.

        The purpose of the Company is to engage in any lawful activity for which corporations may be organized pursuant to the New Jersey Business Corporation Act, N.J.S. 14A:1-1, and such other laws of the State of New Jersey as may be applicable.

                                   ARTICLE III.

        The number of directors of the Company constituting the current board of directors is nine and their names and places of residence are as follows:

                   Names                    Places of Residence

              Dennis Baldassari             154 Lake Road,
                                            Morristown, N.J.

              Verner H. Condon              Post House Road,
                                            Morristown, N.J.

              Herman M. Dieckamp            29 Crystal Road,
                                            Mountain Lakes, N.J.

              Fred D. Hafer                 5 Brandywine Court,
                                            Scotch Plains, N.J.

              William G. Kuhns              100 Essex Drive,
                                            Tenafly, N.J.

              Gordon P. Mundrane            Green Knolls Road,
                                            Convent Station, N.J.

              Paul H. Preis                 23 Christopher Street,
                                            Dover, N.J.

              Robert H. Sims                19 Oak Park Drive,
                                            Convent Station, N.J.

              William A. Verrochi           4D Dorado Drive
                                            Morristown, N.J.


                                    ARTICLE IV.

        The location of the principal office of the Company is at Madison Avenue at Punch Bowl Road, Township of Morris, County of Morris, and State of New Jersey, and the name of the Registered Agent upon whom process against the Company may be served is Robert O. Brokaw.







                                         3




                                    ARTICLE V.

        The existence of the Company shall be perpetual.

                                    ARTICLE VI.

        FIRST: The total authorized capital stock of the Company shall consist of:

        (A) Sixteen million (16,000,000) shares of common stock of the par value of Ten ($10) Dollars each; and

        (B) Fifteen million six hundred thousand (15,600,000) shares of cumulative preferred stock, without par value, and having a maximum aggregate stated value of three hundred million ($300,000,000) dollars.

        From time to time the capital stock of the Company may be issued and sold in such amounts and proportions and for such consideration as may be fixed by the Board of Directors of the Company, and as may be permitted by law and all capital stock so issued and sold shall be deemed fully paid and nonassessable and the holder of any shares shall not be liable to the Company or its creditors in respect thereof.

        SECOND: The Board of Directors is hereby empowered to issue the cumulative preferred stock in one or more series with such variations as the Board of Directors may determine, pursuant to applicable law, prior to the first issue of any series thereof respecting: (1) the annual dividend rate and the date from which dividends shall be cumulative on shares issued on or prior to the record date for the first dividend; (2) the terms on which the same may be redeemed; (3) the amount or amounts payable to the holders thereof in case of any voluntary or involuntary liquidation, dissolution or winding up, which amounts may differ for voluntary and for involuntary liquidation, dissolution or winding up; (4) the terms or amount of any sinking fund provided for the purchase or redemption thereof; (5) the conversion, participating or other special rights thereof, if any, and (6) the stated value per share, which was $100 per share for each of the seven issues aggregating 1,600,000 shares of cumulative preferred stock and $25 per share for one issue aggregating 2,000,000 shares of cumulative preferred stock, all issued prior to the adoption of this Restated Certificate of Incorporation and, in the case of each share of cumulative preferred stock of subsequent series, shall be an amount equal to the consideration received by the Company upon issuance thereof and shall also be equal to the preferential claim of such share in the event of involuntary liquidation, dissolution or winding up of the Company. In all other respects the stock of each such series of the cumulative preferred stock shall be equal.

        THIRD: (A) The holders of each series of the cumulative preferred stock at the time outstanding shall be entitled to receive, but only when and as declared by the Board of Directors, out of funds legally available for the







                                         4

  payment of dividends, cumulative preferential dividends at the annual dividend rate for the particular series fixed as herein provided, and no more, payable quarter-yearly on the first days of February, May, August and November in each year, to stockholders of record on the date, not exceeding thirty (30) days and not less than ten (10) days preceding such dividend payment date, to be fixed by the Board of Directors, before any dividends shall be declared or paid upon or set apart for the common stock of the Company. No such dividends shall be declared at any time upon any series of the cumulative preferred stock unless there shall likewise be declared on all shares of all series of such preferred stock at the time outstanding like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefor, in respect of the same dividend period, to the extent that such shares are entitled to receive dividends for such dividend period or periods.

        (B) So long as any shares of the cumulative preferred stock of any series are outstanding,

        (1) no dividend shall be declared upon the common stock of the Company unless full dividends on the shares of all series of the cumulative preferred stock, at the time outstanding, for all past dividend periods and for the current quarterly dividend period, but without interest on cumulative dividends, shall have been paid or set apart for payment, and

        (2) no dividend (other than dividends payable in common stock of the Company or in any other stock of the Company subordinate to the cumulative preferred stock as to assets and dividends) shall be paid or any distribution made upon stock of the Company other than the cumulative preferred stock and no such subordinate stock shall be acquired by the Company by purchase or otherwise for value, if after giving effect of such payment, distribution, purchase or acquisition, the aggregate amount of such dividends, distributions, purchases and acquisitions paid or made since the authorization of the cumulative preferred stock (including the amount so proposed to be expended for such purpose) together with all other charges to earned surplus since April 30, 1946, exceeds the sums of (a) all credits to earned surplus since April 30, 1946, and (b) all amounts credited to capital surplus after April 30, 1946, arising from (i) the donation to the Company of cash or securities (excluding, however, the donation of securities so subordinate to the cumulative preferred stock) or (ii) transfers of amounts from earned surplus to capital surplus, and

        (3) if and so long as the Common Stock Equity, as hereinafter defined, at the end of the calendar month immediately preceding the date on which a dividend on common stock is declared is, or as a result of such dividend would become, less than twenty per centum (20%) of Total Capitalization, as defined, the Company shall not declare dividends on the common stock in an amount which, together with all other dividends on common stock declared within the year ending with (and including) the date of such dividend declaration, exceeds fifty per centum (50%) of the Net Income of the Company Available for Dividends on the Common Stock, as defined, for the twelve full calendar months immediately preceding the month in which such dividends are declared, and







                                         5


        (4) if and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on common stock is declared is, or as a result of such dividend would become, less than twenty-five per centum (25%) but not less than twenty per centum (20%) of Total Capitalization, the Company shall not declare dividends on the common stock in an amount which, together with all other dividends on common stock declared within the year ending with (and including) the date of such dividend declaration, exceeds seventy-five per centum (75%) of Net Income of the Company Available for Dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared, and

        (5) at any time when the Common Stock Equity is twenty-five per centum (25%) or more of Total Capitalization, the Company may not pay dividends on shares of the common stock which would reduce the Common Stock Equity below twenty-five per centum (25%) of Total Capitalization; provided, however, that even though the payment of such dividends would reduce the Common Stock Equity below twenty-five per centum (25%) of Total Capitalization, such dividends may be declared to the extent that the same together with all dividends on common stock declared within the year ending with (and including) the date of such dividend declaration, do not exceed seventy-five per centum (75%) of the Net Income of the Company Available for Dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared.

        In computing the amount available for any dividend, distribution, purchase or acquisition, charges and credits to earned surplus shall be made in accordance with sound accounting practice.

        For the purpose of this subparagraph (B):

        The word "dividends" when used with reference to the common stock shall include dividends or other distributions on or the purchase or other acquisition for value of shares of common stock, but shall not include any portion of dividends payable in shares of the common stock.

        The term "Common Stock Equity" shall mean the sum of the amount of the par or stated value of the issued and outstanding shares of the common stock and the surplus (including capital or paid-in surplus) and premium on common stock of the Company less the amount known, or estimated if not known, to represent the excess, if any, of recorded value over original cost of used and useful utility plant and other property, and less any items set forth on the asset side of the balance sheet as a result of accounting convention such as unamortized debt discount and expense, capital stock discount and expense, and the excess, if any, of the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Company upon all outstanding shares of cumulative preferred stock of all series over the aggregate stated value of such shares, unless such amount or items so to be deducted in the determination of the Common Stock Equity are being amortized, depreciated, or







                                         6

  otherwise disposed of.

        The term "Total Capitalization" shall mean the aggregate of the par or stated value of the issued and outstanding shares of stock of all classes of the Company and the surplus (including capital or paid-in surplus) and premium on capital stock of the Company, plus the principal amount of all outstanding debt maturing more than twelve months from the date of the determination of Total Capitalization.

        The term "Net Income of the Company Available for Dividends on the Common Stock" shall mean for any twelve months period an amount equal to the sum of the operating revenues and income from investments and other miscellaneous income for such period, less all deductions (including accruals) for operating expenses for such period, including maintenance and provision for depreciation or amortization, income and excess profits and other taxes, interest charges, other amortization charges and other income deductions, all as shall be determined in accordance with sound accounting practice, and less also current and accrued dividends on all outstanding shares of stock of the Company ranking prior to the common stock as to dividends or assets. For the purpose of determining Net Income of the Company Available for Dividends on the Common Stock the deduction on account of provision for depreciation shall be in the amount therefor shown on the books of the Company but shall not be less than 15% of the gross operating revenues of the Company during such period after deducting from such revenues an amount equal to the aggregate cost of electricity or manufactured or natural gas purchased during such period for the purpose of resale in connection with the operation of the Company's operating property, less an amount equal to the aggregate of the charges to operating expense during such period for current repairs and maintenance of such operating property.

        If at any time when any calculation of Common Stock Equity, Total Capitalization or Net Income of the Company Available for Dividends is required to be made the Company shall have one or more subsidiaries whose accounts may properly be consolidated with the accounts of the Company, such calculation shall be made for the Company with such subsidiaries on a consolidated basis in accordance with sound accounting practice.

        FOURTH: (A) The cumulative preferred stock may be called for redemption in whole or in part at any time or from time to time by mailing notice thereof to the holders of record of the shares to be redeemed at least thirty (30) days, but not more than ninety (90) days, prior to the date stated in such notice and upon which dividends shall cease to accrue upon or for such shares. Such notice may be published concurrently with the mailing thereof at least once in a newspaper published in the English language and of general circulation in the Borough of Manhattan in the City of New York, in which case no failure to mail any such notice and no defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of the shares so to be redeemed.

        (B)  Upon  or after the giving  of such notice the  Company may deposit,







                                         7

  with a bank or trust company in good standing and organized under the laws of the United States of America or of the State of New York and doing business in the Borough of Manhattan in the City of New York, in trust for the account of the holders of the shares so to be redeemed, and so as to be and continue to be available therefor, the redemption price of the shares so to be redeemed, together in the case of each share, with a sum of money equivalent to dividends at the annual dividend rate for the series of which such share is a part, from the date from which dividends on such share became cumulative to the date fixed for the redemption thereof, less the amount of dividends theretofore paid thereon. Upon, from and after such deposit of the redemption funds in trust as aforesaid, the shares so to be redeemed shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares shall forthwith cease and terminate except only the right of the holders thereof to receive, at any time thereafter, out of the funds so deposited, the amount payable upon the redemption thereof without interest.

        (C) Unless the moneys for the redemption price and dividends as aforesaid are so deposited and the shares so called for redemption thereupon redeemed, the Company shall, on or before the date fixed in such notice of redemption, set aside, separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, and so as to be and continue to be available therefor, the redemption price of the shares so to be redeemed together with a sum equal to the dividends, payable on such shares to the redemption date fixed in said notice, and from and after such date (unless default shall be made in so providing the redemption funds) the shares so to be redeemed shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares shall forthwith cease and terminate except only the right of the holders thereof to receive, at any time thereafter, out of the funds so set aside, the amount payable upon the redemption thereof without interest.

        (D) In case of the redemption of a part only of any series of the cumulative preferred stock at the time outstanding, the shares of cumulative preferred stock to be redeemed shall be selected by lot, in such manner as the Board of Directors may determine, by a bank or trust company selected for that purpose by the Board of Directors.

        (E) Nothing herein contained shall limit any right of the Company to purchase or otherwise acquire shares of the cumulative preferred stock provided that if, at any time, the Company has failed to pay dividends in full on any outstanding shares of cumulative preferred stock, thereafter and until dividends in full on all such shares of cumulative preferred stock have been paid, or declared and set apart for payment, for all past quarter-yearly dividend periods, the Company shall not redeem any cumulative preferred stock unless all the shares of cumulative preferred stock outstanding are redeemed and shall not purchase or otherwise acquire for value any shares of cumulative preferred stock except in accordance with an offer (which may vary with







                                         8

  respect to shares of different series) made to all holders of shares of cumulative preferred stock.

        FIFTH: (A) Before any amount shall be paid to, or any assets distributed among, the holders of the common stock upon any liquidation, dissolution or winding up of the Company, and after paying or providing for the payment of all creditors of the Company, the holders of each series of the cumulative preferred stock at the time outstanding shall be entitled to be paid in cash the amount for the particular series fixed therefor as herein provided, together with a sum in the case of each share of each series, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amount, less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the cumulative preferred stock unless there shall likewise be paid at the same time to the holders of each other series of the cumulative preferred stock at the time outstanding like proportionate distributive amounts, ratably, in proportion to full distributive amounts to which they are respectively entitled as herein provided.

        (B) All assets and funds of the Company remaining after paying or providing for the payment of all creditors of the Company and after paying or providing for the payment to the holders of shares of all series of the cumulative preferred stock of the full distributive amounts to which they are respectively entitled as herein provided, shall be divided among and paid to the holders of the common stock according to their respective rights and interests.

        SIXTH: The holders of the cumulative preferred stock shall not be entitled to any payment by way of dividends or otherwise, or have any rights in the property of the Company or in the distribution thereof, other than as is specifically provided in the preceding paragraphs.

        SEVENTH: (A) Shares of the cumulative preferred stock shall not entitle the holder thereof to vote at any election of directors or, except as otherwise required by law or subsequent paragraphs hereof, on any other matter submitted to the stockholders, provided that if and whenever four (4) quarterly dividends payable on any part of the cumulative preferred stock shall be in arrears in whole or in part, the holders of the cumulative preferred stock voting as a class shall have the exclusive right to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors and the common stock voting separately as a class shall be entitled to elect the remaining number of directors of the Company. The terms of office of all persons who may be directors of the Company at the time shall terminate upon the election of a majority of the Board of Directors by the holders of shares of the cumulative preferred stock whether or not the holders of shares of the common stock shall then have elected the remaining directors of the Company.







                                         9


        (B) If and when all dividends then in default on the shares of the cumulative preferred stock then outstanding shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the shares of the cumulative preferred stock shall be divested of any special right with respect to the election of Directors provided in subparagraph (A) of this paragraph SEVENTH and the voting power of the holders of the shares of the cumulative preferred stock and the holders of the shares of the common stock shall revert to the status existing before the first dividend payment date on which dividends on the shares of the cumulative preferred stock were not paid in full; but always subject to the same provisions for vesting such special rights in the holders of the shares of the cumulative preferred stock in case of further like default or defaults on dividends thereon as provided in subparagraph (A) of this paragraph SEVENTH. Upon the termination of any such special right upon payment of all accumulated and defaulted dividends on the shares of the cumulative preferred stock, the terms of office of all persons who may have been elected Directors of the Company by vote of the holders of the shares of the cumulative preferred stock, as a class, pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining Directors.

        (C) In case of any vacancy in the office of a Director occurring among Directors elected by the holders of the shares of the cumulative preferred stock, as a class, pursuant to the foregoing provisions of subparagraph (A) of this paragraph SEVENTH, the remaining Directors elected by the holders of the shares of cumulative preferred stock, by affirmative vote of a majority thereof, or the remaining Director so elected if there be but one, may elect a successor or successors to hold office for the unexpired terms of the Director or Directors whose place or places shall be vacant. Likewise in case of any vacancy in the office of a Director occurring among the Directors elected by the holders of the shares of the common stock pursuant to the foregoing provisions of subparagraph (A) of this paragraph SEVENTH, the remaining Directors elected by the holders of the common stock, by affirmative vote of a majority thereof, or the remaining Director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the Director or Directors whose place or places shall be vacant.

        (D) Whenever under the provision of subparagraph (A) of this paragraph SEVENTH, the right shall have accrued to the holders of the shares of the cumulative preferred stock to elect Directors, the Board of Directors shall, within ten (10) days after delivery to the Company at its principal office of a request to such effect signed by any holder of shares of the cumulative preferred stock entitled to vote, call a special meeting of the stockholders to be held within forty (40) days from the delivery of such request for the purpose of electing Directors. At all meetings of stockholders held for the purpose of electing Directors during such time as the holders of the shares of cumulative preferred stock shall have the special right, voting separately and as a class, to elect Directors pursuant to subparagraph (A) of this paragraph SEVENTH, the presence in person or by proxy of the holders of a majority of







                                        10

  the outstanding shares of the common stock shall be required to constitute a quorum of such class for the election of Directors, and the presence in person or by proxy of the holders of a majority of the total voting power of the outstanding shares of the cumulative preferred stock shall be required to constitute a quorum of such class for the election of Directors; provided, however, that the absence of a quorum of the holders of stock of either such class shall not prevent the election at any such meeting or adjournment thereof of Directors by the other such class if the necessary quorum of the holders of stock of such class is present in person or by proxy at such meeting; and provided further, however, that in the absence of a quorum of the holders of stock of either such class, a majority of the total voting power of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the election of the Directors to be elected by such class from time to time without notice other than announcement at the meeting until the requisite amount of holders of such class shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of notice of the next annual meeting of the Company or special meeting in lieu thereof.

        EIGHTH: (A) So long as any shares of the cumulative preferred stock remain outstanding the Company shall not, without the consent (given as provided in subparagraph (C) of this paragraph EIGHTH) of the holders of at least two-thirds of the total voting power of shares of cumulative preferred stock of all series then outstanding, either (1) create or authorize any class or kind of stock ranking prior to the cumulative preferred stock with respect to participation in the assets, surplus or earnings of the Company, either by way of dividends or other distribution, or create or authorize any security or contract convertible into shares of any such class or kind; (2) alter, amend, change or repeal any of the express terms of the cumulative preferred stock or of any series thereof, at the time outstanding, in any manner prejudicial to the holders thereof; provided, that if any such alteration, amendment, change or repeal would be prejudicial to the holders of the shares of one or more, but not all, of the series of the cumulative preferred stock at the time outstanding, such consent shall be required only from the holders of two-thirds of the total voting power of shares of all series so affected then outstanding; or (3) issue any shares of the cumulative preferred stock, in addition to the current series aggregating 3,600,000 shares thereof,
  (a) unless for any twelve (12) consecutive  calendar months within the fifteen
  (15) calendar months immediately preceding the calendar month within which such additional shares of cumulative preferred stock shall be issued, the net earnings of the Company available for the payment of interest charges on the Company's indebtedness, determined after provision for depreciation (in an amount not less than the minimum specified in subparagraph (B) of paragraph THIRD above in the definition of Net Income of the Company Available for Dividends on the Common Stock), amortization of utility plant acquisition adjustment accounts, and all taxes and in accordance with sound accounting practice, shall have been at least one and one-half (1 1/2) times the aggregate for a twelve (12) months' period of the interest charges on indebtedness of the Company and the dividend requirements on all shares of the cumulative preferred stock to be outstanding immediately after the proposed issue of such additional shares thereof, provided that there shall be excluded







                                        11

  from the foregoing computation, interest charges on all indebtedness and dividends on all stock which are to be retired in connection with the issue of such additional shares of cumulative preferred stock, and also provided that, where such additional shares of cumulative preferred stock are to be issued in connection with the acquisition of new property, the net earnings of the property to be so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the net earnings of the Company, and (b) unless the aggregate of the capital of the Company applicable to the common stock and the surplus of the Company shall be not less than the amount payable upon involuntary dissolution to the holders of the cumulative preferred stock to be outstanding immediately after the proposed issue of such additional cumulative preferred stock, excluding from the foregoing computation all indebtedness and stock which are to be retired in connection with the issue of such additional shares of cumulative preferred stock, provided that no portion of the surplus of the Company which shall be used to meet the requirements of this clause (b) shall, after the issue of such additional shares of cumulative preferred stock and until such additional shares or a like number of other shares of cumulative preferred stock shall have been retired, be available for dividends or other distribution upon the common stock.

        (B) So long as any shares of the cumulative preferred stock remain outstanding, the Company shall not, without the consent (given as provided in subparagraph (C) of this paragraph EIGHTH) of the holders of a majority of the total voting power of shares of cumulative preferred stock of all series then outstanding, either:

        (1) merge or consolidate with or into any other corporation or corporations, unless merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved or permitted under the provisions of the Public Utility Holding Company Act of 1935 by the Securities and Exchange Commission or by any successor commission or regulatory authority of the United States of America having jurisdiction in the premises; provided that the provisions of this subparagraph (B) (1) shall not apply to a purchase, or acquisition in any other manner which does not involve a merger or consolidation, by the Company of the franchises (including franchises and rights granted by corporate charter) or assets of another corporation; or

        (2)  issue,  assume or otherwise  become liable for  the payment  of any unsecured notes, debentures or other securities representing unsecured indebtedness (other than for the purpose of refunding or renewing outstanding unsecured securities issued or assumed by the Company resulting in equal or longer maturities or redeeming or otherwise retiring all outstanding shares of the Company's preferred stock) if immediately after such issue or assumption and the application of the proceeds of the securities thus issued or assumed:

        (a) the total outstanding principal amount of all unsecured notes, debentures and other securities representing unsecured indebtedness of the Company will thereby exceed twenty percent (20%) of the aggregate of (i) the total principal amount of all bonds and other securities representing secured







                                        12

  indebtedness issued  or assumed by the Company and  then to be outstanding and
  (ii) the capital stock, premiums thereon, and surplus of the Company, as stated on its books, or

        (b) the total outstanding principal amount of all unsecured notes, debentures and other securities representing unsecured indebtedness of the Company of maturities of less than ten years will thereby exceed ten percent (10%) of such aggregate referred to in subparagraph (B) (2) (a).

        For the purpose of this subparagraph (B) (2), the payment due upon the maturity of a security representing unsecured indebtedness which had an original single maturity in excess of ten (10) years or the payment due upon a security representing unsecured indebtedness which was a part of any serial indebtedness which had original maturities in excess of ten years shall not be regarded as unsecured indebtedness of a maturity of less than ten (10) years until such payment shall be required to be made within three (3) years.

        (C) Any consent required by this paragraph EIGHTH shall either be given in writing or expressed by vote at a meeting of the holders of shares of cumulative preferred stock, or such series thereof as may be requisite, called for the purpose as hereinafter provided.

        NINTH: (A) From time to time, without limitation of other rights and powers of the Company as provided by law, the Company may reclassify its capital stock and may create or authorize one or more classes or kinds of stock ranking prior to or on a parity with or subordinate to the cumulative preferred stock or may increase the authorized amount of cumulative preferred stock or of the common stock or of any other class of stock of the Company or may amend, alter, change or repeal any of the rights, privileges, terms and conditions of the shares of cumulative preferred stock or of any series thereof then outstanding, or of the common stock, or of any other class of stock of the Company, upon the vote, given at a meeting called for that purpose, of the holders of a majority of the total voting power of the shares of stock then entitled to vote thereon or upon such other vote of the holders of the shares of stock then entitled to vote thereon as may then be provided by law; provided that the consent of the holders of the shares of the cumulative preferred stock (or of any series thereof) required by the provisions of the two paragraphs next above, if any such consent be so required, shall have been obtained and provided further that the rights, privileges, terms and conditions of the shares of the common stock shall not be subject to amendment, alteration, change or repeal without the consent (given in writing or by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the common stock then outstanding.

        (B) Shares of the cumulative preferred stock of the Company shall not entitle the holder thereof to any preemptive right of subscription or purchase with respect to any shares of any class of stock of the Company or securities convertible into or evidencing the right to purchase any such shares (whether now or hereafter authorized) notwithstanding that such shares may have







                                        13

  preference or priority as to assets or dividends over the cumulative preferred stock; and any and all shares of capital stock of any class of the Company and securities convertible into or evidencing the right to purchase such shares (whether now or hereafter authorized) may in the discretion of the Board of Directors be offered and sold to the holders of any one or more classes of stock of the Company or to others to the exclusion of the holders of the cumulative preferred stock. Shares of the common stock of the Company shall entitle the holder thereof to preemptive rights of subscription to all shares of capital stock of the Company, other than shares having priority or preference over the common stock as to distribution of assets and earnings of the Company, and to all securities convertible into or evidencing any rights to subscribe to or purchase any such shares; and any and all shares of capital stock of any class of the Company and securities convertible into or evidencing the right to purchase such shares (whether now or hereafter authorized), other than shares or securities to which the holders of the common stock shall have the right of subscription as aforesaid, may in the discretion of the Board of Directors be offered and sold to the holders of one or more classes of stock of the Company or to others, to the exclusion of the holders of the common stock.

        TENTH: (A) Except when some provision of applicable law shall require otherwise, except also as otherwise set forth above, and, with respect to the special rights of any series of the cumulative preferred stock except as otherwise provided when such series is created, whenever shares of two or more series of cumulative preferred stock are outstanding, no particular series of the cumulative preferred stock shall be entitled to vote as a separate series on any matter, and all shares of all series shall be deemed to constitute but one class for any purpose for which a vote of the stockholders by classes may now or hereafter be required.

        (B) Any meeting of holders of shares of the cumulative preferred stock (or of one or more series thereof), other than a meeting held pursuant to the provisions of paragraph SEVENTH hereof, shall be called by order of the Board of Directors on at least ten (10) days' notice in writing mailed to those holders thereof who are entitled to vote at such meeting at their respective addresses as shown on the books of the Company.

        (C) At all meetings of holders of shares of the cumulative preferred stock (or of one or more series thereof) the presence in person or by proxy of a majority in interest of the total voting power of those shares entitled to vote thereat shall be required to constitute a quorum, but less than a quorum may adjourn such meeting from time to time, without notice other than by announcement at the meeting, until such time as a quorum may attend.

        ELEVENTH: Each share of the common stock shall be equal in all respects to every other share of common stock and all rights to vote and all voting power shall be solely vested, except as hereinbefore otherwise provided, in the common stock and the holders thereof shall have one vote for each share held by them.







                                        14


        TWELFTH: (A) The relative voting power of each share of cumulative preferred stock for purposes of all votes or consents hereunder or pursuant to provisions of law shall be in the same proportion to all the outstanding shares of cumulative preferred stock as the ratio of (i) the stated value of such share to (ii) the aggregate stated value of all then outstanding shares of cumulative preferred stock; and

        (B)  for purposes of computation

        (1) in voting by holders of cumulative preferred stock as a class or by series, each share of cumulative preferred stock having the lowest stated value then outstanding shall have one vote and each share of cumulative preferred stock having a stated value other than the lowest stated value then outstanding shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph (B) hereof, and



        (2) in voting by holders of cumulative preferred stock together with holders of common stock, each share of common stock shall have one vote, each share of cumulative preferred stock having a stated value of $100 shall have one vote and each share of cumulative preferred stock having a stated value of other than $100 shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph (B) hereof.

                                   ARTICLE VII.

        Pursuant to paragraph SECOND of ARTICLE VI, the Board of Directors have heretofore issued cumulative preferred stock in one or more series as set forth below:

        FIRST: (A) 125,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of the Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 4% Series (also referred to as "Series A").

        (B) Except as stated in the subparagraph (C) herein below, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in
  ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 4% Series, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 4% per annum from May 1, 1946, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) The redemption price for such series shall be $106.50 per share plus all accumulated and accrued and unpaid dividends on the shares so called







                                        15

  for redemption to the date fixed for such redemption.

        (3) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a)    $106.50   per  share,   upon  any   voluntary  liquidation,
  dissolution or winding up of the Company, or

              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.


        SECOND: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 9.36% Series (also referred to as "Series B").

        (B) Except as stated in the subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 9.36% Series, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 9.36% per annum. Dividends will accrue from October 14, 1970, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) The redemption prices for such series shall be $111.10 per share if redeemed on or prior to October 1, 1975, $108.76 per share if redeemed on or prior to October 1, 1980, $106.42 per share if redeemed on or prior to October 1, 1985, and $104.08 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to October 1, 1975, none of said shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of 9.336% per annum or less, except for any merger or consolidation to which the Company may be a party.







                                        16

        (3) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (2) above, or

              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.



        THIRD: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 8.12% Series (also referred to as "Series C").

        (B) Except as stated in the subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 8.12% Series, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 8.12% per annum. Dividends will accrue from February 24, 1971, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) The redemption prices for such series shall be $109.62 per share if redeemed on or prior to March 1, 1976, $107.59 per share if redeemed on or prior to March 1, 1981, $105.56 per share if redeemed on or prior to March 1, 1986, and $103.53 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to March 1, 1976, none of said shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of 8.1176% per annum or less, except for any merger or consolidation to which the Company may be a party.







                                        17

        (3) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (2) above, or

              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.



        FOURTH: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of the Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 8% Series (also referred to as "Series D").

        (B) Except as stated in subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 8% Series, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 8% per annum. Dividends will accrue from November 17, 1971, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) The redemption prices for such series shall be $109.91 per share if redeemed on or prior to November 1, 1976, $107.91 per share if redeemed on or prior to November 1, 1981, $105.91 per share if redeemed on or prior to November 1, 1986, and $103.91 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to November 1, 1976, none of said shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of less than 7.85% per annum, except for any merger or consolidation to which the Company may be a party and then only if the  ratio of  (i) the stated  value  of the  Cumulative  Preferred Stock,  8%







                                        18

  Series, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 8% Series, then outstanding to
  (ii) the aggregate stated value of the cumulative preferred stock of all series then outstanding.

        (3) The preferential amounts to which the holders of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (2) above, or

              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.



        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.

        FIFTH: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 7.88% Series E.

        (B) Except as stated in subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 7.88% Series E, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 7.88% per annum. Dividends will accrue from March 23, 1972, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) The redemption prices for such series shall be $109.56 per share if redeemed on or prior to March 1, 1977, $107.59 per share if redeemed on or prior to March 1, 1982, $105.62 per share if redeemed on or prior to March 1, 1987, and $103.65 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to March 1, 1977, none of said shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or the







                                        19

  proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of less than 7.75% per annum, except for any merger or consolidation to which the Company may be a party and then only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 7.88% Series E, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 7.88% Series E, then outstanding to (ii) the aggregate stated value of the cumulative preferred stock of all series then outstanding.

        (3) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (2) above, or


              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.

        SIXTH: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 13.50% Series F.

        (B) Except as stated in subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 13.50% Series F, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1) The annual dividend rate for such series shall be 13.50% per annum. Dividends will accrue from December 24, 1974, but from February 1, 1975, for shares issued subsequent to the record date for the first dividend. Dividends will be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) Beginning on December 1, 1975, and on each December 1 thereafter, the Company will annually redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares so called for







                                        20

  redemption on the date of redemption, 12,500 shares of such series; provided, however, that the Company may reduce or satisfy such requirement for redemption, in whole or in part, by the number of shares of such series theretofore purchased, redeemed or otherwise acquired by the Company
  (otherwise than pursuant to the foregoing redemption obligation) and not theretofore made the basis for such reduction or satisfaction. No such mandatory redemption of the shares of such series or of any additional series of cumulative preferred stock may be made unless and until any and all dividends accrued to the date of such redemption on all outstanding shares of all series of cumulative preferred stock have been paid or declared and set aside for payment.

        (3) The optional redemption prices for such series shall be $113.50 per share if redeemed on or prior to December 1, 1984, $106.75 per share if redeemed on or prior to December 1, 1989, and $103.38 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to December 1, 1979, none of such shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the
  Company or the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of less than 13.50% per annum, except in connection with any merger or consolidation to which the Company may be a party and then only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 13.50% Series F, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 13.50% Series F, then outstanding to (ii) the aggregate stated value of the cumulative preferred stock of all series then outstanding.

        (4) The holders of the shares of such series shall not be entitled to voting rights in the event of a failure of the Company to make a payment in mandatory redemption as set forth in (2) above.

        (5) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (3) above, or

              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (6) No dividend may be paid upon or set apart for the common stock of the Company unless and until payments in mandatory redemption of the shares of such series, to and including the preceding annual mandatory redemption period, have been paid, or declared and set aside for payment.







                                        21


        (7) Except as may be provided in (2) above, there shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (8) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.

        SEVENTH: (A) 250,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 11% Series G.

        (B) Except as stated in the subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 11% Series G, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:


        (1) The annual dividend rate for such series shall be 11% per annum. Dividends will accrue from June 24, 1975, and be payable on February 1, May 1, August 1 and November 1 in each year.

        (2) Beginning on June 1, 1980, and on each June 1 thereafter, the Company will annually redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares so called for redemption to the date of redemption, 12,500 shares of such series; provided, however, that the Company may reduce or satisfy such requirement for redemption, in whole or in part, by the number of shares of such series theretofore purchased, redeemed or otherwise acquired by the Company (otherwise than pursuant to the foregoing redemption obligation) and not theretofore made the basis of such reduction or satisfaction. No such mandatory redemption of the shares of such series or of any additional series of cumulative preferred stock may be made unless and until any and all dividends accrued to the date of such redemption on all outstanding shares of all series of cumulative preferred stock have been paid or declared and set aside for payment.

        (3) The optional redemption prices for such series shall be $111.00 per share if redeemed on or prior to June 1, 1980, $108.00 per share if redeemed thereafter through June 1, 1985, $105.00 per share if redeemed thereafter through June 1, 1990, and $101.00 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to June 1, 1980, none of such shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in







                                        22

  accordance with generally accepted financial practice, for any premium received or discount granted) of less than 11% per annum, except in connection with any merger or consolidation to which the Company may be a party and then only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 11% Series G, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 11% Series G, outstanding prior to such redemption to (ii) the aggregate stated value of the cumulative preferred stock of all series outstanding prior to such redemption.

        (4) The holders of the shares of such series shall not be entitled to voting rights in the event of a failure of the Company to make a payment in mandatory redemption as set forth in (2) above.

        (5) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (3) above, or


              (b) $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (6) No dividend may be paid upon or set apart for the common stock of the Company unless and until payments in mandatory redemption of the shares of such series, to and including the preceding annual mandatory redemption period, have been paid, or declared and set aside for payment.

        (7) Except as may be provided in (2) above, there shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (8) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.

        EIGHTH: (A) 2,000,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $25 per share of this Company are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 8.75% Series H.

        (B) Except as stated in subparagraph (C) hereinbelow, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in ARTICLE VI of the Restated Certificate of Incorporation.

        (C) That the description and terms of the Cumulative Preferred Stock, 8.75% Series H, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

        (1)  The annual dividend rate  for such series shall be 8.75% per annum.







                                        23

  Dividends will accrue from October 25, 1977, and be payable on February 1, May 1, August 1 and November 1 in each year except that the first dividend for such series will be payable on February 1, 1978.

        (2) The redemption prices for such series shall be $27.19 per share if redeemed on or prior to October 1, 1982, $26.65 per share if redeemed thereafter through October 1, 1987, $26.10 per share if redeemed thereafter through October 1, 1992, and $25.55 per share thereafter, in each case together with all accumulated and accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to October 1, 1982, none of such shares may be redeemed at the option of the Company if the moneys for such redemption are obtained by the Company directly or indirectly from or in anticipation of borrowings by or for the account of the Company or from the proceeds of any issue of any stock ranking prior to or on a parity with said shares at an interest or dividend cost (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted) of less than 8.75% per annum, except in connection with any merger or consolidation to which the Company may be a party and then only if the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 8.75% Series H, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 8.75% Series H, outstanding prior to such redemption to (ii) the aggregate stated value of the cumulative preferred stock of all series so outstanding prior to such redemption.

        (3) The preferential amounts to which the holders of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

              (a) upon any voluntary liquidation, dissolution or winding up of the Company, the amount at which such shares could at the time be redeemed as set forth in (2) above, or

              (b) $25 per share, in the event of any involuntary liquidation, dissolution or winding up of the Company.

        (4) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

        (5) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof.

                                   ARTICLE VIII.

        The directors of the Company shall be chosen annually at the annual meeting of the stockholders to be held in accordance with law and the By-Laws of the Company as they may be from time to time. Vacancies on the Board of Directors of the Company shall be filled and officers of the Company shall be elected or appointed in such manner as shall from time to time be provided for in the By-Laws of the Company and as permitted by law.







                                        24


                                    ARTICLE IX.

        In addition to and in furtherance of, and not in restriction of or limitation upon, the powers otherwise conferred, the Company shall have power and authority, such power and authority to be exercised by and through its Board of Directors to the extent from time to time permitted by law:

        (A) to purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of shares of capital stock of, or bonds, securities or evidences of indebtedness created by, other corporations, and to exercise and enjoy all the rights, powers and privileges of ownership thereof, including the right to vote thereon; and, in any manner approved by its Board of Directors, to give financial aid or assistance to any such corporation or to make advances to the same; and to guarantee the payment of dividends on shares of capital stock of any corporation in which it is financially interested, directly or indirectly, or to guarantee the payment of principal and interest of any bonds, securities or evidences of indebtedness of any such corporation;

        (B) to issue, and sell, bonds, notes, certificates or other evidences of indebtedness, any or all of which may be convertible into capital stock of the
  Company, and to secure the same by mortgage on or pledge of all or any part of its property, assets and franchises; to acquire and hold and re-dispose of, in any lawful manner, its stock, bonds and other securities;

        (C) to conduct its business in any one or more of its aspects both in and outside of the State of New Jersey, and in connection therewith to have one or more offices or other places of business and hold, purchase, lease, mortgage and convey real or personal property, or any interest, either whole or partial, divided or undivided, direct or indirect, in such place or places in the several states and territories of the United States, colonial possessions or territorial acquisitions of the United States and in foreign countries, as shall from time to time be found necessary, desirable or convenient for the purposes of the Company's business;

        (D) to appoint from the directors an executive committee of the Board, of which committee a majority shall constitute a quorum, which committee, to such extent as shall be permitted by law and as shall not be otherwise provided in the By-Laws, shall have and may exercise all or any of the powers of the Board of Directors, including power to cause the seal of the Company to be affixed to instruments and papers as may be requisite;

        (E) to fix and determine, and from time to time to vary, the amount to be reserved as working capital, and the use and disposition of any surplus or net profits over and above the capital stock of the Company, and, in their sole discretion, to determine whether any, and if any, what part of any, surplus or net profits shall be declared as dividends and paid to the stockholders, and to fix and regulate the time and manner of the payment of dividends, with power to cause the stock transfer books to be closed as may be convenient;







                                        25

        (F) from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the books and accounts of the Company, or any of them, shall be open to the inspection of stockholders (except as may be otherwise required by law);

        (G) from time to time add to, alter, amend or repeal the By-Laws of the Company, or any of them, subject, however, to the powers of the stockholders in this respect;

        (H) to construct, purchase, lease, or otherwise acquire, own, maintain, improve, repair and operate dams, embankments, reservoirs, aqueducts, culverts, bridges, canals, raceways, locks, weirs, gates, turbines, pumps, pump-turbine devices, generators, motors, outlet works, channels, shafts, tunnels, penstocks, facilities for pumping, storing, releasing, recapturing, circulating or recirculating water, buildings, structures, machinery, apparatus and such other instrumentalities, facilities, devices and works as may from time to time be found necessary, desirable or convenient for the purposes of developing, generating, transmitting, distributing and selling electricity for light, heat or power, or for any one of such purposes, or for any other purpose of the Company's business, and to acquire by condemnation any waters, streams, lands or interests therein, property, materials or franchises as may from time to time be found necessary, desirable or convenient for any of such purposes.


        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Restated Certificate of Incorporation this 26th day of May 1982 under its seal and the hands of its President and Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            /s/ W. A. Verrochi
                                            W. A. Verrochi
                                            President


                                            /s/ R. O. Brokaw
                                            R. O. Brokaw
                                            Secretary




  Attest:

  /s/ C. A. Marks
  C. A. Marks
  Assistant Secretary







                                        26

  (SEAL)







                                        27



                            CERTIFICATE OF ADOPTION OF
                              RESTATED CERTIFICATE OF
                                 INCORPORATION OF
                              JERSEY CENTRAL POWER &
                                   LIGHT COMPANY

        Jersey Central Power & Light Company (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of the State of New Jersey, by its President and Secretary does hereby certify:

        1. The principal office of the Company is at Madison Avenue at Punch Bowl Road, Township of Morris, County of Morris and State of New Jersey, and the Registered Agent therein and in charge thereof against whom process against the Company may be served is Robert O. Brokaw.

        2. The Board of Directors of the Company, at a meeting duly called and held on May 20, 1982, adopted the following resolution:

  "Resolved that the Restated Certificate of Incorporation of Jersey Central Power & Light Company, identified as Document No. 11, is hereby adopted pursuant to N.J.S. 14A:9-5(2)."

        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Certificate this 26th day of May 1982 under its seal and the hands of its President and Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            /s/ W. A. Verrochi
                                            W. A. Verrochi
                                            President


                                            /s/ R. O. Brokaw
                                            R. O. Brokaw
                                            Secretary




  Attest:

  /s/ C. A. Marks
  C. A. Marks
  Assistant Secretary



  (SEAL)







  FILED
  SEP 23 1987
  JANE BURGIO
  Secretary of State



                                     CORRECTED

                            CERTIFICATE OF AMENDMENT OF
                     RESTATED CERTIFICATE OF INCORPORATION OF
                       JERSEY CENTRAL POWER & LIGHT COMPANY


        Jersey Central Power & Light Company (hereinafter referred to as the "Company") a corporation organized and existing under the laws of the State of New Jersey, by its President and Assistant Secretary does hereby certify:

        1. The following statement of amendment is presented as required by law:

              (a) The name of the corporation is Jersey Central Power & Light company.

              (b) The following amendment has been adopted in accordance with N.J.S.A. 14A:9-2(4).

              ARTICLE X of the Restated Certificate of Incorporation is added, as follows:

              "ARTICLE X: Except as otherwise required by law, directors and officers shall not be personally liable to the Corporation or its stockholders for damages for breach of any duty owed to the Corporation or its stockholders. Unless otherwise permitted by law, the provisions of this Article X shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its stockholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit."

              (c) The date of the adoption of the foregoing amendment by the shareholders was August 14, 1987.

              (d) The only shares of stock entitled to vote thereon were the shares of common stock of the Company of which there were outstanding 15,371,270 shares and the number of shares entitled to vote thereon was 15,371,270 shares.

              (e) The number of shares voted for such amendment was 15,371,270 shares and the number of shares voted







                                        29

              against such amendment was zero.



        2. The purpose of such amendment was to limit the personal liability of directors and officers to the Company or its stockholders for damages under certain circumstances as permitted by law.

        3. The adoption of the amendment was approved by the Board of Directors at a meeting thereof held April 28, 1987 and thereafter by the shareholders by unanimous consent in lieu of a meeting as authorized by N.J.S.A. 14A:5-6(1).

        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Certificate this 18th day of September, 1987 under its seal and the hands of its President and Assistant Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            By /s/ J. R. Leva
                                            J. R. Leva, President



  ATTEST:

  /s/ C. A. Marks
  C. A. Marks, Assistant Secretary







  FILED
  MAY 3 1990
  JOAN HABERLE
  Secretary of State



                       JERSEY CENTRAL POWER & LIGHT COMPANY

                            CERTIFICATE OF AMENDMENT OF
                       RESTATED CERTIFICATE OF INCORPORATION


        Jersey Central Power & Light Company (hereinafter referred to as the "Company") a corporation organized and existing under the laws of the State of New Jersey, by its President and Secretary does hereby certify:

        1. The principal office of the Company is at Madison Avenue at Punch Bowl Road, Township of Morris, County of Morris and State of New Jersey, and the agent therein and in charge thereof upon whom process against the Company may be served is Richard S. Cohen.

        2. The following statement of amendment is presented as required by law:

              (a) The name of this Corporation is Jersey Central Power & Light Company.

              (b) The following resolutions of the Board of Directors, acting through a duly authorized committee thereof, have been adopted in accordance with NJS 14A:7-2(3):

        "RESOLVED, that 500,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this corporation are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 8.48% Series I;

        "RESOLVED, that, except as stated in the next following resolution, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in Article VI of the Restated Certificate of Incorporation;

        "RESOLVED, that the description and terms of the Cumulative Preferred Stock, 8.48% Series I, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

              "(a)  The annual dividend rate for such series shall  be 8.48% per
        annum.    Dividends  will accrue  from  May 8,  1990 and  be  payable in
        February 1, May 1, August 1 and November 1 in each year;

              "(b) Beginning on May 1, 1966, and on each May 1 thereafter, the Company will annually redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares so called







                                         4

        for redemption to the date of redemption, 100,000 shares of such series;



        provided, however, that the Company may at its option redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares called for redemption, an additional 100,000 shares of such series on any such date; provided, further, however, that the Company may reduce or satisfy such requirement for any such mandatory or optional redemption, in whole or in part, by the number of shares of such series theretofore purchased or otherwise acquired by the Company (otherwise than pursuant to the foregoing redemption provisions) and not theretofore made the basis for such reduction or satisfaction. No such mandatory or optional redemption of the shares of such series or of any additional series of cumulative preferred stock may be made unless and until any and all dividends accrued to the date of such redemption on all outstanding shares of all series of cumulative preferred stock have been paid or declared and set aside for payment.

              "(c) Except as otherwise provided in paragraph (b) above, none of such shares of such series may be redeemed at the option of the Company except in connection with any merger or consolidation to which the Company may be a party and then only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 8.48% Series I, so redeemed to
        (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 8.48% Series I, outstanding prior to such redemption to (ii) the aggregate stated value of the cumulative preferred stock of all series outstanding prior to such redemption.

              "(d) The holders of the shares of such series shall not be entitled to voting rights in the event of a failure of the Company to make a payment in mandatory or optional redemption as set forth in paragraph (b) above.

              "(e) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:

                   "(1)  upon any voluntary liquidation, dissolution or  winding up of the Company, $100 per share, or

                   "(2)    $100  per share,  in  the  event of  any  involuntary
              liquidation, dissolution or winding up of the Company;

              "(f) No dividend may be paid upon or set apart for the common stock of the Company unless and until payments in mandatory redemption of the shares of such series, to and including the preceding annual mandatory redemption period, have been paid, or declared and set aside for payment.







                                         3

              "(g)   Except as  may be provided  in paragraph  (b) above,  there shall not be any sinking fund provided for the purchase or redemption of shares of such series;



              "(h) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof."

              (c) The date of the adoption of the foregoing resolutions was May 1, 1990.

              (d) The Restated Certificate of Incorporation is amended so that the designation and number of shares of the class and series acted upon in the resolution, and the relative rights, preferences and limitations of each such class and series, are as stated in the resolutions set forth in 2(b) above.

        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Certificate this 2nd day of May, 1990 under its seal and the hands of one of its Vice Presidents and an Assistant Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            By /s/ P. H. Preis
                                            P. H. Preis, Vice President



  ATTEST:

  /s/ C. A. Marks
  C. A. Marks, Assistant Secretary







  FILED
  JUL 12 1990
  JOAN HABERLE
  Secretary of State



                       JERSEY CENTRAL POWER & LIGHT COMPANY

                            CERTIFICATE OF AMENDMENT OF
                       RESTATED CERTIFICATE OF INCORPORATION


        Jersey Central Power & Light Company (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of the State of New Jersey, by one of its Vice Presidents and one of its Assistant Secretaries does hereby certify:

        1. The principal office of the Company is at Madison Avenue at Punch Bowl Road, Township of Morris, County of Morris and State of New Jersey, and the agent therein and in charge thereof upon whom process against the Company may be served is Richard S. Cohen.

        2. The following statement of amendment is presented as required by law:

              (a)   The  name of  the  Company is  Jersey Central  Power & Light
        Company.

              (b) The following resolutions of the Board of Directors, acting through a duly authorized committee thereof, have been adopted in accordance with NJS 14A:7-2(3):

        "RESOLVED, that 500,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this corporation are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 8.65% Series J;

        "RESOLVED, that, except as stated in the next following resolution, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in Article VI of the Restated Certificate of Incorporation;

        "RESOLVED, that the description and terms of the Cumulative Preferred Stock, 8.65% Series J, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

              "(a) The annual dividend rate for such series shall be 8.65% per annum. Dividends will accrue from July 17, 1990 and be payable on February 1, May 1, August 1 and November 1 in each year except that the first dividend for such series will be payable on November 1, 1990;

              "(b)  Beginning  on July 1, 2000,  and on each  July 1 thereafter,







                                         5

        the Company will annually redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares so called for redemption to the date of redemption, 83,333 shares of such series, except that the number of shares to be so redeemed by the Company pursuant to such mandatory sinking fund requirement shall be 83,335 shares on the redemption date on which the Company would otherwise retire such series in full; provided, however, that the Company may at its option redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares called for redemption, an additional 83,333 shares of such series on any such date; provided, further, however, that the Company may reduce or satisfy such requirement for any such mandatory or optional redemption, in whole or in part, by the number of shares of such series theretofore purchased or otherwise acquired by the Company (otherwise than pursuant to the foregoing redemption provisions) and not theretofore made the basis for such reduction or satisfaction. No such mandatory or optional redemption of the shares of such series or of any additional series of cumulative preferred stock may be made unless and until any and all dividends accrued to the date of such redemption on all outstanding shares of all series of cumulative preferred stock have been paid or declared and set aside for payment.

              "(c) The optional redemption prices for such series shall be $102.16 per share if redeemed prior to July 1, 2001, $101.30 per share if redeemed thereafter and prior to July 1, 2002, $100.87 per share if redeemed thereafter and prior to July 1, 2003, and $100.00 per share thereafter, in each case together with all accumulated, accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to July 1, 2000, however, none of such shares of such series may be redeemed at the option of the Company except in connection with any merger or consolidation to which the Company may be a party in which event shares of such series may be redeemed at the option of the Company at a price of $108.65 per share prior to July 1, 1995 and $104.33 per share thereafter and prior to July 1, 2000, in each case, together with all accumulated, accrued and unpaid dividends on such series so called for redemption to the date of redemption but only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 8.65% Series J, so redeemed to (ii) the total stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 8.65% Series J, outstanding prior to such redemption to (ii) the aggregate stated value of the cumulative preferred stock of all series outstanding prior to such redemption.

              "(d) The holders of the shares of such series shall not be entitled to voting rights in the event of a failure of the Company to make a payment in mandatory or optional redemption as set forth in paragraphs (b) and (c) above.







                                         3

              "(e)   The preferential amounts to which the  holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:


                   "(1)  upon any voluntary liquidation, dissolution or  winding up of the Company, $100 per share, or

                   "(2)    $100  per share,  in  the  event of  any  involuntary
              liquidation, dissolution or winding up of the Company;

              "(f) No dividend may be paid upon or set apart for the common stock of the Company unless and until payments in mandatory redemption of the shares of such series, to and including the preceding annual mandatory redemption period, have been paid, or declared and set aside for payment.

              "(g)   Except  as may  be provided in  paragraph (b)  above, there shall not be any sinking fund provided for the purchase or redemption of shares of such series;

              "(h) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof."

              (c) The date of the adoption of the foregoing resolutions was July 10, 1990.

              (d) The Restated Certificate of Incorporation is amended so that the designation and number of shares of the class and series acted upon in the resolution, and the relative rights, preferences and limitations of each such class and series, are as stated in the resolutions set forth in 2 above.

        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Certificate this 12th day of July, 1990 under its seal and the hands of one of its Vice Presidents and an Assistant Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            By /s/ D. Baldassari
                                            D. Baldassari, Vice President



  ATTEST:

  /s/ C. A. Marks
  C. A. Marks, Assistant Secretary







                                         4







  FILED
  JUN 19 1992
  DANIEL J. DALTON
  Secretary of State



                       JERSEY CENTRAL POWER & LIGHT COMPANY

                            CERTIFICATE OF AMENDMENT OF
                       RESTATED CERTIFICATE OF INCORPORATION


        Jersey Central Power & Light Company (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of the State of New Jersey, by one of its Vice Presidents and one of its Assistant Secretaries does hereby certify:

        1. The principal office of the Company is at 300 Madison Avenue, Township of Morris, County of Morris and State of New Jersey, and the agent therein and in charge thereof upon whom process against the Company may be served is Richard S. Cohen.

        2. The following statement of amendment is presented as required by law:

              (a)   The  name of  the  Company is  Jersey Central  Power & Light
        Company.

              (b) The following resolutions of the Board of Directors, acting through a duly authorized committee thereof, have been adopted in accordance with NJS 14A:7-2(3):

        "RESOLVED, that 500,000 shares of the authorized but unissued cumulative preferred stock of the stated value of $100 per share of this corporation are hereby designated as a series of such preferred stock which shall be known as Cumulative Preferred Stock, 7.52% Series K;

        "RESOLVED, that, except as stated in the next following resolution, the relative rights, preferences and limitations of such class and series shall be those applicable to all shares of cumulative preferred stock as set forth in Article VI of the Restated Certificate of Incorporation;

        "RESOLVED, that the description and terms of the Cumulative Preferred Stock, 7.52% Series K, in respect of which the shares of such series may vary from shares of other series of the cumulative preferred stock shall be as follows:

              "(a) The annual dividend rate for such series shall be 7.52% per annum. Dividends will accrue from June 25, 1992 and be payable on February 1, May 1, August 1 and November 1 in each year commencing August 1, 1992;







                                         6



              "(b) Beginning on June 1, 1998, and on each June 1 thereafter, the Company will annually redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares so called for redemption to the date of redemption, 25,000 shares of such series; provided, however, that the Company may at its option redeem at a price of $100 per share together with all accumulated, accrued and unpaid dividends on the shares called for redemption, an additional 25,000 shares of such series on any such date; provided, further, however, that the Company may reduce or satisfy such requirement for any such mandatory or optional redemption, in whole or in part, by the number of shares of such series theretofore purchased or otherwise acquired by the Company (otherwise than pursuant to the foregoing redemption provisions) and not theretofore made the basis for such reduction or satisfaction. No such mandatory or optional redemption of the shares of such series or of any additional series of cumulative preferred stock may be made unless and until any and all dividends accrued to the date of such redemption on all outstanding shares of all series of cumulative preferred stock have been paid or declared and set apart for payment;

              "(c) The optional redemption prices for such series shall be $102.51 per share if redeemed prior to June 1, 2003, $102.01 per share if redeemed thereafter and prior to June 1, 2004, $101.50 per share if redeemed thereafter and prior to June 1, 2005, $101.00 per share if redeemed thereafter and prior to June 1, 2006, $100.50 per share if redeemed thereafter and prior to June 1, 2007, and thereafter $100 per share without premium, in each case together with all accumulated, accrued and unpaid dividends on the shares so called for redemption to the date fixed for such redemption. Prior to June 1, 2002, however, no shares of such series may be redeemed at the option of the Company except in connection with any merger or consolidation to which the Company may be a party in which event shares of such series may be redeemed at the option of the Company at a price of $107.52 per share prior to June 1, 1997 and $103.76 per share thereafter and prior to June 1, 2002, in each case, together with any accumulated, accrued and unpaid dividends on such series so called for redemption to the date of redemption, but only if the ratio of (i) the stated value of the Cumulative Preferred Stock, 7.52% Series K, so redeemed to (ii) the aggregate stated value of the cumulative preferred stock of all series so redeemed does not exceed the ratio of (i) the aggregate stated value of the Cumulative Preferred Stock, 7.52% Series K, outstanding prior to such redemption to (ii) the aggregate stated value of the cumulative preferred stock of all series outstanding prior to such redemption;

              "(d) The holders of the shares of such series shall not be entitled to voting rights in the event of a failure of the Company to make a payment in mandatory or optional redemption as set forth in paragraphs (b) and (c) above;

              "(e)  The preferential  amounts to which the holders of shares  of







                                         3

        such series shall be entitled upon any liquidation, dissolution or winding up of the Company shall be:


                   "(1)  upon any voluntary liquidation, dissolution or  winding up of the Company, $100 per share, or

                   "(2)    $100  per share,  in  the  event of  any  involuntary
              liquidation, dissolution or winding up of the Company;

              "(f) No dividend may be paid upon or set apart for the common stock of the Company unless and until payments in mandatory redemption of the shares of such series, to and including the preceding annual mandatory redemption period, have been paid, or declared and set apart for payment;

              "(g)   Except  as may be  provided in  paragraph (b)  above, there shall not be any sinking fund provided for the purchase or redemption of shares of such series; and

              "(h) There shall not be any conversion, participating or other special rights to which the shares of such series entitle the holder thereof."

              (c) The date of the adoption of the foregoing resolutions was June 18, 1992.

              (d) The Restated Certificate of Incorporation is amended so that the designation and number of shares of the class and series acted upon in the resolution, and the relative rights, preferences and limitations of each such class and series, are as stated in the resolutions set forth in 2 above.

        IN WITNESS WHEREOF, said Jersey Central Power & Light Company has made this Certificate this 19th day of June, 1992 under its seal and the hands of one of its Vice Presidents and an Assistant Secretary.


                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            By /s/ P. H. Preis
                                            P. H. Preis, Vice President



  ATTEST:

  /s/ C. A. Marks
  C. A. Marks, Assistant Secretary







  FILED
  JUN 19 1992
  DANIEL J. DALTON
  Secretary of State



                       JERSEY CENTRAL POWER & LIGHT COMPANY

                             CERTIFICATE OF AMENDMENT
                                      OF THE
                       RESTATED CERTIFICATE OF INCORPORATION


        The undersigned corporation, organized under the laws of the State of New Jersey, to further amend its Restated Certificate of Incorporation, as amended, in accordance with Chapter 9 of the New Jersey Business Corporation Act, hereby certifies:

        FIRST:   The  name of the  corporation is  JERSEY CENTRAL POWER  & LIGHT
  COMPANY.

        SECOND: To eliminate the limitation of $300,000,000 aggregate stated value of cumulative preferred stock the corporation is authorized to issue,
  Article VI. First: (B) of the corporation's Restated Certificate of Incorporation is amended to read in its entirety as follows:

              "(B) Fifteen million six hundred thousand (15,600,000) shares of cumulative preferred stock, without par value, and with such stated value as may be determined by the Board of Directors."

        THIRD:    The  foregoing   amendment  to  the  Restated  Certificate  of
  Incorporation was adopted by the sole holder of the common stock of the corporation on June 16, 1992.

        FOURTH:   The number  of shares  entitled to  vote on  the amendment  is
  15,371,270.

        FIFTH: The number of shares voted for the amendment was 15,371,270 and no shares were voted against the amendment.

        SIXTH:    The  foregoing  amendment   of  the  Restated  Certificate  of
  Incorporation shall be effective upon the filing of this Certificate with the New Jersey Secretary of State.

        IN WITNESS WHEREOF, JERSEY CENTRAL POWER & LIGHT COMPANY has caused its duly authorized officer to execute this Certificate this 19th day of June, 1992

                                            JERSEY CENTRAL POWER & LIGHT COMPANY

                                            By /s/ P. H. Preis
                                            P. H. Preis, Vice President







                                         5




  ATTEST:

  /s/ C. A. Marks
  C. A. Marks, Assistant Secretary